SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                   May 5, 2003





                            FARNSWORTH BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       New Jersey                  0-24621          22-3591051
----------------------------    --------------   ---------------
(State or other jurisdiction    (SEC File No.)    (IRS Employer
     of incorporation)                            Identification
                                                     Number)


789 Farnsworth Avenue, Bordentown, NJ.                 08505
--------------------------------------                 -----
(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (609)298-0723
                                                    -------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)




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                            FARNSWORTH BANCORP, INC.


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
         -----------------------------------------------------


         (c)  Exhibits:

                 99 Press Release dated May 5, 2003



Item 9.  Regulation FD Disclosure
         ------------------------

         Information under this Item 9 is being provided pursuant to Item 12 - Results of Operations and Financial Condition in accordance with Release No. 34-47583. On May 5, 2003, the Registrant issued a press release to report earnings for the quarter ended March 31, 2003. A copy of the press release is furnished with this Form 8-K as Exhibit 99.



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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          FARNSWORTH BANCORP, INC.




Date: May 1, 2003                     By: /s/ Gary N. Pelehaty
-----------------                         --------------------
                                          Gary N. Pelehaty
                                          President and Chief
                                          Executive Officer





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